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                                                                    EXHIBIT 10.4


                             CHIEF AUTO PARTS INC.

                                November 6, 1997

To: The Lenders Party to the Loan and Security Agreement Referred to Below

Ladies and Gentlemen:

     We refer to the Loan and Security Agreement, dated as of May 28, 1997, among you, us and Heller Financial, Inc., as Agent (the "Loan Agreement"). Capitalized terms used, but not defined herein, shall have the respective meanings set forth in the Loan Agreement.

     Pursuant to Section 7.4(e) of the Loan Agreement, we and our Restricted Subsidiaries are permitted to make investments in and loans and advances to Subsidiaries that are not Restricted Subsidiaries ("Unrestricted Subsidiaries") and Persons that are not Subsidiaries in an aggregate amount, net of all returns of capital and other distributions, not exceeding $5,000,000 at any time outstanding. We may desire that such investments in and loans and advances to Unrestricted Subsidiaries be used by such Unrestricted Subsidiaries to purchase from time to time capital stock of Persons, some of which capital stock may constitute margin stock within the meaning of Regulation G or Regulation U. Section 5.15 of the Loan Agreement prohibits any portion of the proceeds of any Loan be used by us or any of our Subsidiaries for the purpose of purchasing or carrying margin stock.

     We hereby request your consent to the waiver of compliance with such prohibition under Section 5.15 of the Loan Agreement solely with respect to the use of proceeds of Loans by an Unrestricted Subsidiary for the purchase by such Unrestricted Subsidiary of investments of capital stock that constitute margin stock. By your signature below and subject to the conditions set forth in the immediately succeeding sentence, you hereby consent to the waiver of compliance with such prohibition under such section solely with respect to the use of proceeds of Loans by an Unrestricted Subsidiary for the purchase by such Unrestricted Subsidiary of investments of capital stock that constitute margin stock. Such consent is subject to the following conditions: (i) the Agent shall have received the written consent of all the Lenders, (ii) on the date hereof and on the date of each such purchase of margin stock there shall exist no Default or Event of Default, (iii) none of such purchases of capital stock or the use of any proceeds of any Loans to purchase same shall violate any applicable laws, statutes, rules or regulations, including, without limitation, Regulation G, Regulation U and Regulation T, and, if requested by the Agent, the Agent shall receive an opinion, in form and substance reasonably satisfactory to the Agent, from counsel to us acceptable to the Agent to such effect, (iv) none of
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such purchases shall be made pursuant to a tender offer that is opposed by the
Board of Directors of the issuer of such capital stock, (v) the aggregate amount of all proceeds of Loans used or otherwise borrowed with respect to the purchase of any margin stock shall not exceed $5,000,000 at any time outstanding, (vi) we shall execute and deliver or cause to be executed and delivered to the Agent and the Lenders such documents, agreements and instruments as is required by applicable law or reasonably requested by the Agent with respect to any such purchases or use of proceeds, (vii) no purchases of margin stock shall be permitted after April 30, 1999, (viii) all proceeds of Loans for such purpose shall be invested in and/or loaned or advanced to the Unrestricted Subsidiary by the Borrower pursuant to and in accordance with Section 7.4(e) of the Loan Agreement, (ix) all of the equity interests in the Unrestricted Subsidiary shall have been pledged to the Agent pursuant to a pledge agreement in form and substance reasonably satisfactory to the Agent and the Agent shall have acquired a first priority perfected Lien in all such equity interests and (x) all dividends, returns of equity and other distributions with respect to equity of the Unrestricted Subsidiary and all repayments of all or any portion of loans and advances made by the Borrower to the Unrestricted Subsidiary shall be used to immediately repay the Obligations. By your signature below, you hereby agree that any margin stock purchased by an Unrestricted Subsidiary under and in accordance with the terms of this letter agreement shall not constitute Collateral and you hereby authorize the Agent to execute and deliver any and all documents in form and substance satisfactory to the Agent to evidence the release of any Lien of the Agent therein.

     Except as herein consented by you, the Loan Agreement is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms. We hereby represent that there exists no Default or Event of Default. We agree that the within consent shall be effective only for the specific instances and purposes specified herein.

                                        CHIEF AUTO PARTS INC.



                                        By:  /s/  THOMAS A. HOUGH
                                           ----------------------
                                           Name: Thomas A. Hough
                                           Title: Senior Vice President & CFO






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     By its signature below, each of the undersigned hereby consents to the waiver referred to above and agrees to the other agreements made by it above, in each instance, subject to the terms and conditions set forth above:

HELLER FINANCIAL, INC.,
Individually and as Agent

By: /s/ RONALD S. LITTLE
   -------------------------------
   Name: Ronald S. Little
   Title: Vice President

BANKBOSTON, N.A.

By: /s/ ROBERT S. ALLEN
   -------------------------------
   Name: Robert S. Allen
   Title: Director

FLEET CAPITAL CORPORATION

By: /s/ THOMAS MARALE
   -------------------------------
   Name: Thomas Marale
   Title: Vice President

WELLS FARGO BANK, N.A.

By: /s/ DANA D. CAGLE
   -------------------------------
   Name: Dana D. Cagle
   Title: Vice President



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NATIONSBANK OF TEXAS, N.A.

By: /s/   E. JAMES BECKEMEIR
    ------------------------
    Name: E. James Beckemeir
    Title: Vice President


THE CIT GROUP/BUSINESS CREDIT, INC.

By: /s/ TIMOTHY S. CULVER
    ------------------------
    Name: Timothy S. Culver
    Title: AVP


THE CHASE MANHATTAN BANK

By: /s/ JEFFREY S. ACKERMAN
    ------------------------
    Name: Jeffrey S. Ackerman
    Title: Vice President


BANK ONE, TEXAS, N.A.

By: /s/ GINA NORRIS
    ------------------------
    Name: Gina Norris
    Title: Vice President


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